UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

First Foundation Inc. (the “Company”) is filing this Current Report on Form 8-K to amend Exhibit 23.1 (the “Original Exhibit 23.1”) to its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed on March 15, 2017 (the “Form 10-K”), pursuant to which the Company’s independent registered public accounting firm, Vavrinek, Trine, Day & Co., LLP, consented to the use of their reports dated March 15, 2017 that are included in the Form 10-K. The Original Exhibit 23.1 omitted reference to certain registration statement numbers with respect to the Company’s registration statements on Form S-3 and Form S-8. The revised consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23.1”) supersedes and replaces the Original Exhibit 23.1. The Revised Exhibit 23.1 does not change any previously reported financial results of operations contained in the Form 10-K.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP, independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: March 22, 2017	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Vavrinek, Trine, Day & Co., LLP, independent registered public accounting firm.